Pacer American Energy Independence ETF
Schedule of Investments
July 31, 2021 (Unaudited)
	Shares	Value
COMMON STOCKS - 76.0%
Investment Companies - 1.8%
Altus Midstream Co. (a)	6,438	$411,066
Oil & Gas - 1.9%
Tellurian, Inc. (a)(b)	117,903	444,494
Oil & Gas Services - 2.1%
Archrock, Inc.	57,283	493,207
Pipelines - 70.2% (c)
Antero Midstream Corp. (a)	61,026	579,747
Cheniere Energy, Inc. (b)	12,103	1,027,908
Enbridge, Inc.	45,155	1,779,996
Equitrans Midstream Corp. (a)	75,337	619,270
Gibson Energy, Inc.	31,171	571,152
Hess Midstream LP	18,032	466,668
Inter Pipeline Ltd.	54,416	871,459
Keyera Corp.	30,669	821,052
Kinder Morgan, Inc.	98,791	1,716,988
New Fortress Energy, Inc.	14,075	426,613
ONEOK, Inc.	32,386	1,683,100
Pembina Pipeline Corp.	32,134	1,062,204
Plains GP Holdings LP	48,137	504,957
Targa Resources Corp. (a)	23,195	976,742
TC Energy Corp.	35,151	1,713,597
Williams Cos., Inc.	67,263	1,684,938
		16,506,391
TOTAL COMMON STOCKS (Cost $14,498,421)		17,855,158

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES - 23.3%
Gas - 0.9%
Western Midstream Partners LP	10,723	214,353
Pipelines - 22.4%
Crestwood Equity Partners LP	3,393	98,804
Energy Transfer LP	96,260	949,124
EnLink Midstream LLC	86,063	479,371
Enterprise Products Partners LP	74,501	1,681,487
Genesis Energy LP	7,834	78,497
Holly Energy Partners LP	3,329	68,577
Magellan Midstream Partners LP	12,040	561,064
MPLX LP	18,954	537,914
NuStar Energy LP	6,163	102,059
PBF Logistics LP	2,815	38,453
Phillips 66 Partners LP	3,641	133,006
Rattler Midstream LP	42,046	437,699
Shell Midstream Partners LP	7,813	108,210
		5,274,265
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES (Cost $4,388,643)		5,488,618
	Principal Amount
SHORT-TERM INVESTMENTS - 0.7%
Money Market Deposit Accounts - 0.7%
U.S. Bank Money Market Deposit Account, 0.003% (d)	$152,789	152,789
TOTAL SHORT-TERM INVESTMENTS (Cost $152,789)		152,789
	Shares
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 7.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.10% (d)	1,841,865	1,841,865
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,841,865)		1,841,865

Total Investments (Cost $20,881,718) - 107.8%		25,338,430
Liabilities in Excess of Other Assets - (7.8)%		(1,833,072)
TOTAL NET ASSETS - 100.0%		$23,505,358

Percentages are stated as a percent of net assets.
(a)	All or a portion of this security is on loan as of July 31, 2021. The total value of securities on loan is $1,765,946 or 7.5% of net assets.
(b)	Non-income producing security.
(c)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

(d)	The rate shown is as of July 31, 2021.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.

Futures contracts are valued at the Settlement Price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 17,855,158	$ -	$ -	$ -	$ 17,855,158
Master Limited Partnerships and Related Companies	5,488,618	-	-	-	5,488,618
Short-Term Investments	152,789		-	-	152,789
Investments Purchased with Proceeds from Securities Lending	-	-	-	1,841,865	1,841,865
Total Investments in Securities	$ 23,496,565	$ -	$ -	$ 1,841,865	$ 25,338,430

^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2021, the Fund did not recognize any transfers to or from Level 3.